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                                                                   EXHIBIT 10.25

                    THIRD AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

     This Third Amendment to that certain Amended and Restated Loan and Security Agreement ("AMENDMENT") is made and entered into as of this 1st day of May 1998, by and between Tower Air, Inc. ("BORROWER"), the financial institutions listed on the signature pages thereof (collectively, "LENDERS") and Heller Financial, Inc., (in its individual capacity, "Heller"), for itself as a Lender and as Agent ("AGENT").

     WHEREAS, Agent, Lenders and Borrower are parties to a certain Amended and Restated Loan and Security Agreement, dated September 1, 1997 and all amendments thereto (the "AGREEMENT"); and

     WHEREAS, pursuant to the First Amendment to Amended and Restated Loan and Security Agreement dated as of February 27, 1998, subsection 2.1(A) of the Agreement was amended by adding a new paragraph to the end of said subsection, which paragraph was subsequently amended pursuant to the Second Amendment to Amended and Restated Loan and Security Agreement dated as of April 24, 1998; and

     WHEREAS, Borrower has requested that Lender further amend said paragraph;
and

     WHEREAS, Lender and has agreed to amend the Agreement, subject to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise
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defined herein, shall have the meaning ascribed to such term in the Agreement.

     2. AMENDMENTS. Subject to the conditions set forth below, the Agreement is
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amended as follows:

     (a) Subsection 1.1 is amended by inserting, in proper alphabetical order, the following new defined term:

         "Suppressed Availability" means the amount by which the Borrowing Base exceeds the Revolving Loan Commitment.
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        (b)  Subsection 2.1(A) is amended by deleting clause (v) contained in the second paragraph of said subsection and replacing it with the following:

        (v) from May 1, 1998 through and including May 17, 1998, Twenty-Two Million Dollars ($22,000,000); (vi) from May 18, 1998 through and including May 24, 1998, Twenty-One Million Dollars ($21,000,000); and
        (vii) from May 25, 1998 through and including May 31, 1998, Twenty Million Dollars ($20,000,000).

        (c) Section 5 is amended by inserting the following new subsection immediately after subsection 5.15:

             5.16  Suppressed Availability.  Borrower shall maintain Suppressed
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        Availability in an amount of at least $3,500,000 at all times.

        (d) Subsection 8.1(C) is amended by deleting said subsection in its entirety and replacing it with the following:

             (C)  Breach of Certain Provisions.  Failure of Borrower to perform
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        or comply with any term or condition contained in subsections 5.1(A),
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        (B), (C), (I) and (P), 5.3, 5.5, 5.6 or 5.16 or contained in section 6
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        or section 7; or
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        3.  CONDITIONS.  The effectiveness of this Amendment is subject to the
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following conditions precedent (unless specifically waived in writing by Agent):

             (a) Borrower shall have executed and delivered such other documents and instruments as Agent may require;

             (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

             (c) No Default or Event of Default shall have occurred and be continuing; and

             (d) Borrower shall have paid Agent an amendment fee in the amount of $100,000, which shall be due, fully earned and payable upon the execution hereof, and which Agent shall charge to the Revolving Loan upon such date.

        4.  CORPORATE ACTION.  The execution, delivery, and performance of this
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Amendment has been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower.

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        5. SEVERABILITY. Any provision of this Amendment held by a court of
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competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        6. REFERENCES. Any reference to the Agreement contained in any document,
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instrument or agreement executed in connection with the Agreement, shall be deemed to be a reference to the Agreement as modified by this Amendment.

        7. COUNTERPARTS. This Amendment may be executed in one or more
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counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

        8. RATIFICATION. The terms and provisions set forth in this Amendment
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shall modify and supersede all inconsistent terms and provisions of the
Agreement, and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


HELLER FINANCIAL, INC.                       TOWER AIR, INC.


By: /s/  Anthony Vizgirda                    By: /s/  Morris K. Nachtomi
    ---------------------------                  ---------------------------
Title: Vice President                        Title: CEO
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